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               U.S. SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549




                               FORM 8-K


                           CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


                   Date of Report October 24, 2005
                  (Date of earliest event reported)


                         EACO CORPORATION
      (Exact name of registrant as specified in its charter)


                             Florida
           (State or other jurisdiction of incorporation)

            0-14311                         59-2597349
    (Commission File Number)     (IRS Employer Identification No.)


 2113 Florida Boulevard, Neptune Beach, FL                32266
(Address principal executive offices)                   (Zip Code)


 Registrant's telephone number, including area code (904) 249-4197

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Item 4.01  Changes in Registrant's Certifying Accountant.

(b) New Independent Accountants

On September 19, 2005, EACO Corporation's Audit Committee approved the engagement of Squar Milner Reehl Williamson
LLP ("Squar Milner") as the Company's independent registered public accounting firm for the fiscal year ending December 28, 2005. On October 20, 2005, the Audit
Committee and the Company finalized the engagement of Squar
Milner and executed an engagement letter. During the Company's two most recent fiscal years and through October
20, 2005, the Company did not consult with Squar Milner regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matter or events set forth in Item 304(a)(2)(ii) of Regulation S-K.


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SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            EACO Corporation


Date:  October 24, 2005     By: /s/ Edward B. Alexander
                            Edward B. Alexander, President/
                            Chief Operating Officer


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